Government grants	12 Months Ended
Dec. 31, 2021
Government Grants [Abstract]
Government grants
20. Government grants
The Company received payments as part of the Canadian Emergency Wage Subsidy program (“CEWS”) in 2020 and in early 2021. CEWS allows eligible companies to receive a subsidy of employee wages, subject to a maximum. For 2021, this resulted in a benefit to the Company of approximately $0.5 million (2020 – $3.5 million) which resulted in a $0.3 million reduction to operating costs, a $0.1 million reduction to general and administrative costs and a $0.1 million reduction to capital expenditures.
The Company
also
received a grants and allocations under the Alberta Site Rehabilitation Program beginning in 2020. These awards have allowed
the Company to expand our abandonment activities for wells, pipelines, facilities, and related site reclamation and thus reduce our decommissioning liability. The Company utilized $11.0 million of net grants during 2021 (2020 – $2.2 million).